UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	August 18, 2014

Cameron International Corporation
______________________________________________
(Exact Name of Registrant as Specified in its Charter)

Delaware ___________________ (State or other jurisdiction of incorporation)	1-13884 _________________ (Commission File Number)	76-0451843 ___________________ (I.R.S. Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas ________________________________________	77027 _______________
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(713) 513-3300

Not Applicable
_______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01	Other Events.

On August 18, 2014, Cameron International Corporation ("Cameron") issued a press release announcing that it has entered into a definitive agreement to sell its Centrifugal Compression business unit to Ingersoll Rand.  The parties expect to close the transaction prior to year end, subject to regulatory approval.

A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release of Cameron International Corporation dated August 18, 2014 – Cameron Announces Sale of Centrifugal Compression Business.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMERON INTERNATIONAL CORPORATION /s/ Grace B. Holmes

Grace B. Holmes
Vice President, Corporate Secretary and Chief Governance Officer

Date:            August 18, 2014